Bread & Butter Fund Inc.

BABFX

July 6, 2020

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The Board of Directors of Bread & Butter Funds (the “Fund”) has concluded that it is in the best interests of the Bread & Butter Fund (the “Fund”) and its shareholders that the Fund cease operations.  The Board has determined to close the Fund and redeem all outstanding shares no later than the close of business on July 31, 2020.

Effective immediately, the Fund will not accept any new investments.  In the near term, the Fund will begin liquidating its portfolio and will invest in cash or cash equivalents (such as money market funds) until all shares have been redeemed.  The Fund will not be able to pursue its stated investment objective once it begins liquidating its portfolio.  Shares of the Fund are otherwise not available for purchase.

Prior to July 31, 2020, you may redeem your shares, in accordance with the “How to Redeem Shares” section of the Fund’s Prospectus or call the Fund directly at 888-476-8585. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains.  Please refer to the “Dividends, Distributions and Taxes” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO July 31, 2020 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT THE FUND AT 1-888-476-8585.

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